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                                                                    EXHIBIT 99.2


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                           J. C. PENNEY COMPANY, INC.

                   -----------------------------------------

                          JCP MASTER CREDIT CARD TRUST

                   -----------------------------------------

                        9.625% ASSET BACKED CERTIFICATES
                                    SERIES C
                              CUSIP NO. 466115AC6


     Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as supplemented by the Series C Supplement dated as of April 9, 1990, (together with the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Funding Date of October 15, 1996, and with respect to the performance of the Trust during the month of September, 1996, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Monthly Distribution (Stated on the
     ---------------------------------------------------------------------
     Basis of $1,000 Original Certificate Principal Amount) for this Series.
     -----------------------------------------------------------------------

      1. The total amount of the distribution to
         Certificateholders per $1,000 original
         Certificate Principal amount..........................  $          0.00

      2. The amount of the distribution set
         forth in paragraph 1 above allocable to
         Certificate Principal, per $1,000
         original Certificate Principal
         amount................................................  $          0.00



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      3. The amount of the distribution set forth
         in paragraph 1 above allocable to
         Certificate Interest, per $1,000
         original Certificate Principal
         amount................................................  $          0.00

B.  Information Regarding the Funding Accounts (Stated
    --------------------------------------------------
    on the Basis of $1,000 Original Certificate
    -------------------------------------------
    Principal Amount) for this Series.
    ----------------------------------

      1. The total amount on deposit in the
         Principal Funding Account allocable to
         Certificate Principal per $1,000
         original Certificate Principal amount.................  $          0.00

      2. The total amount on deposit in the
         Interest Funding Account allocable to
         Certificate Interest, per $1,000
         original Certificate amount...........................  $         32.08

C. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

      1. Collection of Principal Receivables
         -----------------------------------
         The aggregate amount of Collections of
         Principal Receivables processed which
         were allocated in respect of the
         Certificates of this Series...........................  $    64,989,084

      2. Collection of Finance Charge Receivables
         ----------------------------------------
         The aggregate amount of Collections of
         Finance Charge Receivables processed
         which were allocated in respect of the
         Certificates of this Series...........................  $     5,879,325

      3. Net Recoveries
         --------------
         The aggregate amount of Net Recoveries
         which were allocated in respect of the
         Certificates of this Series...........................  $          0.00


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      4. Principal Receivables in the Trust
         ----------------------------------

         (a) The aggregate amount of Principal
             Receivables in the Trust as of the
             end of the day on the last day of
             such month (which reflects the
             Principal Receivables represented
             by the JCPR Amount and by the
             Aggregate Investor Amount)........................  $ 1,551,393,984

         (b) The amount of Principal Receivables
             in the Trust represented by the
             Aggregate Investor Amount as of
             the end of the day on the last
             day of such month.................................  $   725,000,000

         (c) The Aggregate Investor Amount set
             forth in paragraph 4(b) above as
             a percentage of the aggregate
             amount of Principal Receivables set
             forth in paragraph 4(a) above.....................           46.73%

         (d) The Aggregate Investor Amount for
             this Series as a percentage of the
             aggregate amount of Principal
             Receivables in the Trust as set
             forth in paragraph 4(a)
             above.............................................           24.17%

      5. Delinquent Balances
         -------------------

         The aggregate amount of outstanding
         balances in the Accounts in the Trust
         which were delinquent as of the end of
         the day on the last day of such month:
                                                                      Aggregate
                                                                       Account
                                                                       Balance
                                                                       -------
         (a) 1 month: ........................................   $    64,864,684
         (b) 2 months:........................................        26,683,584
         (c) 3 months:........................................        19,200,201
         (d) 4 months:........................................        15,488,264
         (e) 5 months:........................................         7,047,444
         (f) 6 or more months:................................                 0

                                                  Total:         $   133,284,177

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      6. Investor Default Amount
         -----------------------

         The aggregate amount of the Investor
         Default Amount which was allocated in
         respect of the Certificates of this
         Series................................................  $     2,048,405

      7. Investor Charge Offs;
         ---------------------
         Reimbursement of Charge Offs
         ----------------------------

         (a) The aggregate amount of Investor
             Charge Offs which was allocated
             in respect of the Certificates of
             this Series.......................................  $          0.00

         (b) The amount of the Investor Charge
             Offs set forth in paragraph 7(a)
             above, per $1,000 original
             Certificate Principal amount
             (which will have the effect of
             reducing pro rata, the amount of
             each Certificateholder's
             investment) allocated to this
             Series............................................  $          0.00

         (c) The aggregate amount reimbursed
             to the Trust in the current month
             from drawings under the Letter of
             Credit in respect of Investor
             Charge Offs in prior months.......................  $          0.00

         (d) The amount set forth in paragraph
             7(c) above, per $1,000 original
             Certificate Principal amount
             (which will have the effect of
             increasing, pro rata, the amount
             of each Certificateholder's
             investment) allocated to this
             Series............................................  $          0.00

      8. Investor Monthly Servicing Fee
         ------------------------------

         The amount of the Investor Monthly
         Servicing Fee for this Series for the
         preceding Monthly Period payable by
         the Trust to the Servicer.............................  $       234,375


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      9. Investor Monthly Facility Fee
         -----------------------------
         The amount of the Investor Monthly
         Facility Fee for this Series for the
         preceding Monthly Period payable by the
         Trust to JCPR.........................................  $       390,625

     10. Available L/C Amount
         --------------------

         The Available L/C Amount as of the
         close of business on the Distribution
         Date specified above for this Series..................  $    45,000,000

D. The Pool Factor.
   ---------------
         The Pool Factor (which represents the
         ratio of the Adjusted Investor Amount
         for this Series as of the end of the
         last day of such month to the
         applicable Initial Investor Amount).
         (The amount of a Certificateholder's
         pro rata share of the Investor Amount
         can be determined by multiplying the
         original denomination of the Holder's
         Certificate by the Pool Factor).......................        1.0000000

                           J. C. PENNEY COMPANY, INC.,
                                   as Servicer

                      By:  /s/ M. Rich
                           ------------------------------
                           Title:  Credit Controller



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